UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2013

China Natural Gas, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34373	98-0231607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19th Floor, Building B, Van Metropolis
35 Tang Yan Road, Hi-Tech Zone
Xian, Shaanxi Province, China 710065
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (86) 29-8832-3325

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed by China Natural Gas, Inc. (the “Company”), on May 14, 2012 the Securities and Exchange Commission (“SEC”) filed a Complaint (the “Complaint”) in the U.S. District Court for the Southern District of New York against Qinan Ji and the Company, captioned Securities and Exchange Commission v. China Natural Gas, Inc. and Qinan Ji (12 CV 3824) (the “SEC Action”). The SEC Action alleged that the Company violated Section 17(a)(2) of the Securities Act of 1933 (“Securities Act”), and Sections 10(b), 13(a), 13(b)(2)(A), 13(b)(2)(B) and 14(a) of the Securities Exchange Act of 1934 (“Exchange Act”) (as well as certain rules promulgated under such sections), and that Mr. Ji violated Section 17(a) of the Securities Act, Sections 10(b), 13(a), 13(b)(2)(A), 13(b)(2)(B), 13(b)(5) and 14(a) of the Exchange Act (as well as certain rules promulgated under such sections), Section 304 of the Sarbanes Oxley Act of 2002 and aiding and abetting certain of the Company’s alleged violations.

The SEC Action further alleged among other things that, in January 2010, the Company made two-short term loans totaling $14.3 million ($9.9 million to Taoxiang Wang and $4.4 million to a real estate company called Shaanxi Juntai Housing Purchase Co. Ltd. (“Juntai”)) and disclosed them in its periodic reports as loans made to unrelated third parties. The SEC Action alleged that the true and undisclosed purpose of the loans was to benefit a company called Xi’an Demaoxing Real Estate Co., Ltd. (“Demaoxing”), and that Demaoxing was 90% owned by Mr. Ji’s son and 10% owned by Mr. Ji’s nephew. The SEC Action further alleged that Taoxiang Wang was a sham borrower selected to conceal Demaoxing’s receipt of the loan proceeds and that Juntai was Demaoxing’s business partner and borrowed the money to undertake a joint real estate project with Demaoxing.

The foregoing summary of the SEC’s allegations is not complete, and is subject in its entirety to the full text of the Complaint, a copy of which is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

The Company previously disclosed in its disclosure filed under Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review, of its Current Report filed on Form 8-K on September 21, 2011, in pertinent part, that:

The Company’s Board of Directors has concluded that the Company’s unaudited interim financial statements for the three months ended March 31, 2010 (included in the Company’s Quarterly Report on Form 10-Q/A filed with the Securities and Exchange Commission (the “SEC”) on October 1, 2010), unaudited interim financial statements for the six months ended June 30, 2010 (included in the Company’s Quarterly Report on Form 10-Q/A filed with the SEC on October 1, 2010), unaudited interim financial statements for the nine months ended September 30, 2010 (included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 15, 2010), and audited financial statements for the fiscal year ended December 31, 2010 (included in the Company’s Annual Report on Form 10-K/A filed with the SEC on June 14, 2011) (collectively, the “Subject Financial Statements”), should no longer be relied upon due to a failure to correctly disclose as a related party transaction the Wang Loan (defined below) previously disclosed in the Subject Financial Statements.…

Xi’an Demaoxing Real Estate Co., Ltd. (“Demaoxing”) was formed in November 2007 by relatives of Mr. Qinan Ji, the Company’s Chief Executive Officer and Chairman of the Company’s Board of Directors (the “Demaoxing Promoters”).  In January 2010, Shaanxi Xilan Natural Gas Equipment Co., Ltd. (“Shaanxi Xilan”), one of the Company’s major subsidiaries, extended a loan of US$9,858,240 to Ms. Taoxiang Wang (the “Wang Loan”), who obtained a 40% ownership interest in Demaoxing on January 21, 2010.  Ms. Taoxiang Wang used her 40% ownership interest in Demaoxing and its assets as collateral for the Wang Loan. On January 26, 2010, the Wang Loan funds were remitted by the Shaanxi Xilan to an account of Demaoxing.  Also in January 2010, Xi’an Xilan Natural Gas Co., Ltd. (“Xi’an Xilan”), the variable interest entity of Shaanxi Xilan, extended another loan of US$4,401,000 to Shaanxi Juntai Housing Purchase Ltd. (“Juntai”) (the “Juntai Loan”) (together with the Wang Loan, the “Loans”), which obtained a 30% ownership interest in Demaoxing on January 21, 2010.  Juntai used an individual guarantee and its 30% ownership interest in Demaoxing and its assets as collateral for the Juntai Loan.  Xi’an Xilan remitted the Juntai Loan funds to an account designated by Juntai on January 8, 2010 and January 11, 2010.  Management of the Company believed that the Loans were adequately secured by collateral.  On January 21, 2010, the Demaoxing Promoters also transferred 30% of their ownership interests in Demaoxing to Shaanxi Rongxin Real Estate Co., Ltd. (“Rongxin”).  The Board of Directors has determined that the Demaoxing Promoters retained indirect beneficial interests in Demaoxing after transferring their ownership interests and thus the Wang Loan was a related party transaction.

The Company’s Board of Directors was not notified of the extension of the Loans by the Company, and did not approve the Loans. Upon learning of the existence of the Loans in April 2010, the Board of Directors required that the Loans be immediately repaid.  In April 2010, Demaoxing repaid the principal of the Wang Loan and made an interest payment of US$140,722, settling the Wang Loan in full.  In May 2010, the principal of the Juntai Loan was repaid together with an interest payment of US$87,923, settling the Juntai Loan in full.

By way of clarification of Company’s earlier disclosure, the Board believes that both the Wang Loan and the Juntai Loan were related party transactions.

In addition, the Company previously disclosed in its disclosure filed under Item 8.01 Other Events, Material Weaknesses and Remediation, of that same Current Report filed on Form 8-K on September 21, 2011 that, among other things:

The Board of Directors and management of the Company believe that the unauthorized entry into a related party transaction and the failure to disclose it as such, as well as the extension of the [Wang and Juntai Loans] without notice to or approval by the Board of Directors, evidence material weaknesses in the Company's internal controls over financial reporting and disclosure controls in place at the time the Loans were made. In response to these findings and in support of the Company’s efforts to improve its internal controls over financial reporting and disclosure controls, the Board of Directors has directed the Company to undertake remediation measures, [which included replacement] of Mr. Qinan Ji as Chief Executive Officer of the Company….

The Board of Directors sought the resignation of Mr. Ji as Chief Executive Officer because of his involvement in the Wang and Juntai loans without notice to or approval by the Board of Directors.

The Company submitted an offer to the SEC in an effort to settle the SEC Action. Without admitting or denying any allegations against it, the Company offered to consent to the entry of a court order that: (a) permanently restrains and enjoins the Company from future violations of Section 17(a)(2) of the Securities Act and Sections 13(a), 13(b)(2)(A), 13(b)(2)(B), and 14(a) of the Exchange Act and Rules 12b-20, 13a-1, 13a-11, 13a-13, and 14a-9 thereunder; and (b) orders the Company to pay an aggregate civil penalty in the amount of $815,000 pursuant to Section 20(d) of the Securities Act and Section 21(d)(3) of the Exchange Act.

Mr. Ji submitted an offer of settlement to the SEC in an effort to settle the SEC Action. Without admitting or denying any allegations against him, Mr. Ji agreed to consent to the entry of a court order that: (a) permanently restrains and enjoins Mr. Ji from violations of Section 17 of the Securities Act and Sections 10(b), 13(b)(5), and 14(a) of the Exchange Act and Rules 10b-5, 13a-14, 13b2-1, 13b2-2, and 14a-9 thereunder, and Section 304 of the Sarbanes-Oxley Act of 2002, and from aiding and abetting violations of Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Exchange Act and Rules 12b-20, 13a-1, 13a-11, and 13a-13 thereunder; (b) orders Mr. Ji to reimburse China Natural Gas, Inc. $77,479 (payable in Chinese currency to a subsidiary of the Company) pursuant to Section 304 of the Sarbanes-Oxley Act of 2002; (c) orders Mr. Ji to pay a civil penalty in the amount of $100,000 pursuant to Section 20(d) of the Securities Act and Section 21(d)(3) of the Exchange Act; and (d) bars Mr. Ji from acting as an officer or director of any issuer that has a class of securities registered pursuant to Section 12 of the Exchange Act, or that is required to file reports pursuant to Section 15(d) of the Exchange Act for a period of ten years following the date of entry of the final judgment.

The SEC accepted the Company’s and Mr. Ji’s offers of settlement on May 30, 2013. On June 3, 2013, the offers of settlement were submitted to the United States District Court of Southern District of New York for its consideration.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Complaint in the matter of Securities and Exchange Commission v. China Natural Gas, Inc. and Qinan Ji

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NATURAL GAS, INC.

Date: June 5, 2013	/s/ Shuwen Kang
Shuwen Kang
Chief Executive Officer